                                                                    EXHIBIT 10.B






                       VIAD CORP SUPPLEMENTAL PENSION PLAN

                        (Restated as of January 1, 2001)


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TABLE OF CONTENTS

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
         ARTICLE 1. PURPOSE                                                                                       1

         ARTICLE 2. DEFINITIONS                                                                                   1

         ARTICLE 3. PARTICIPATION                                                                                 3

         ARTICLE 4. FUNDING                                                                                       3

         ARTICLE 5. CATEGORIES OF BENEFIT PAYMENTS TO ELIGIBLE EMPLOYEES                                          4

         ARTICLE 6. RETIREMENT BENEFITS                                                                           4

         ARTICLE 7. FINAL AVERAGE EARNINGS                                                                        4

         ARTICLE 8. OPTIONAL FORMS                                                                                6

         ARTICLE 9. LISTING OF ELIGIBLE EMPLOYEES                                                                 7

         ARTICLE 10. SURVIVOR'S BENEFIT                                                                           7

         ARTICLE 11. VESTING                                                                                      7

         ARTICLE 12. NON-COMPETE AND FORFEITURE PROVISIONS                                                        8

         ARTICLE 13. CHANGE OF CONTROL                                                                            9

         ARTICLE 14. ADMINISTRATION, MODIFICATION, AND  TERMINATION OF THE PLAN                                  10

         ARTICLE 15. TAX WITHHOLDING                                                                             10

         ARTICLE 16. MISCELLANEOUS                                                                               10

         ARTICLE 17. APPLICABLE LAW                                                                              11

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
         SCHEDULE A.                                                                                             12
1. General Rules                                                                                                 12
2. Schedule A Benefit                                                                                            12
3. No Reduction for Early Retirement                                                                             12
4. Unreduced Payment Form                                                                                        12
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
Exhibit A.                                                                                                       13

         SCHEDULE B.                                                                                             14
1. General Rules                                                                                                 14
2. Post-1997 Benefit                                                                                             14
3. Pre-1998 Benefit                                                                                              14
4. Reduction in Monthly Amount for Commencement Before Age 60                                                    15
5. Unreduced Payment Form                                                                                        15
Exhibit B.                                                                                                       15

         SCHEDULE B'.                                                                                            16
1. General Rules                                                                                                 16
2. Basic Benefit                                                                                                 16
3. Age 58 or Later Benefit                                                                                       16
4. Change of Control                                                                                             17
5. Unreduced Payment Form                                                                                        17
Exhibit B'.                                                                                                      17

         SCHEDULE C.                                                                                             18
1. General Rules                                                                                                 18
2. Transferred Employee Benefit                                                                                  18
3. Unreduced Payment Form                                                                                        18
Exhibit C.                                                                                                       18

         SCHEDULE D.                                                                                             19
1. General Rules                                                                                                 19
2. Employees Eligible for Coverage under Schedule D                                                              19
3. Eligible Employees Covered Only By Schedule D                                                                 19
4. Reduction in Monthly Amount for Commencement Before Age 65                                                    20
Exhibit D.                                                                                                       21

         SCHEDULE E.                                                                                             22
1. General Rules                                                                                                 22
2. Restoration Benefit                                                                                           22

         SCHEDULE F.                                                                                             23
1. General Rules                                                                                                 23
2. Post-1997 Benefit                                                                                             23
3. Pre-1998 Benefit                                                                                              23
4. Reduction in Monthly Amount for Commencement Before Age 65                                                    24
Exhibit F.                                                                                                       24

                                    VIAD CORP
                            SUPPLEMENTAL PENSION PLAN
                        (Restated as of January 1, 2001)

ARTICLE 1. PURPOSE

The purpose of the Viad Corp Supplemental Pension Plan (the "Plan") is to provide deferred compensation to Eligible Employees (as defined in Article 3) on and after January 1, 1976. It is the intention of Viad Corp (the "Company") that Eligible Employees are those employees designated by the Company, or the Chief Executive Officer of the Company, pursuant to Article 3, from a select group of management or highly-compensated employees of the Company, or any of its subsidiaries or affiliates ("Subsidiaries") and that the Plan continue to be eligible for exemptions under Parts 1, 2, 3 and 4 of Title I of ERISA and U.S. Department of Labor regulations. It also is the intention of the Company that the Plan be unfunded, that any Eligible Employee's rights under the Plan are those of a general creditor only, and that there be no elections with respect to any benefits under the Plan by Eligible Employees. Subject to rights and benefits expressly fixed by the terms hereof, the Company also intends that the Plan may be amended or terminated and that benefits may be reduced or eliminated as the Board of Directors of the Company determines from time to time and that individuals' rights may be altered.

By adoption of this Plan document, the Company hereby amends and restates the Plan, effective as of January 1, 2001.

ARTICLE 2. DEFINITIONS

Whenever used in this Plan, the following words and phrases shall have the respective meanings stated below unless a different meaning is expressly provided or is plainly required by the context. Capitalized terms not defined in this Article, but defined in the Viad Corp Retirement Income Plan ("VCRIP"), shall have the respective meanings ascribed to them in VCRIP. Capitalized terms applicable to a specific Schedule of Benefits, and not defined in this Article or VCRIP, are defined in the applicable Schedule of Benefits.

(a)      "COMMITTEE" means the Viad Retirement Committee.

(b) "COVERED COMPENSATION" means the average (without indexing) of the Eligible Employee's taxable wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Eligible Employee attains or will attain Social Security retirement age, as determined under Internal Revenue Code Section415(b)(8). In determining an Eligible Employee's Covered Compensation for any calendar year, the taxable wage base for the current and any subsequent calendar year is assumed to be the same as the taxable wage base in effect as of the beginning of the calendar year for which the determination is being made. An Eligible Employee's Covered Compensation for a calendar year after the 35-year period is equal to his or her Covered Compensation for the calendar year in which the Eligible Employee attained Social Security retirement age. An Eligible Employee's Covered Compensation for a calendar year before the 35-year period is the taxable wage base in effect as of the beginning of the calendar year. Covered Compensation is automatically adjusted at the beginning of each calendar year

(c) "CREDITED SERVICE" means the period or periods of employment counted as Service (as defined in VCRIP) that is not excluded from Credited Service under VCRIP or would not be excluded from Credited Service if the Eligible Employee was an active Participant under VCRIP. Notwithstanding the foregoing, Credited Service shall continue to be counted under this Plan with respect to Service on and after January 1, 2001 under the same terms and conditions as applied immediately before 2001, even though Credited Service under VCRIP does not include any Service after December 31, 2000. In no event, however, shall more than thirty (30) years of Credited Service be taken into account for any Eligible Employee under this Plan.

(d) "ELIGIBLE EMPLOYEE" means each employee of the Company or a Subsidiary designated pursuant to Article 3 and the applicable Schedule of Benefits as eligible to participate in that Schedule of Benefits. Except with respect to Schedule E, Eligible Employees covered by a particular Schedule of Benefits shall be listed in the corresponding Exhibit carrying the same letter designation.

(e) "EXHIBIT" means the listing of Eligible Employees covered by the Schedule of Benefits with the same letter designation as further described in Article 3 and Article 9.

(f) "FINAL AVERAGE EARNINGS" means the earnings used to determine benefits under this Plan as further described in Article 7.

(g) "MIPs" means bonuses awarded under the Management Incentive Plan, or its predecessor or successor plan, as well as bonuses awarded as a special recognition award, special achievement award, spot award or, as determined by the Committee, pursuant to any other similar bonus program.

(h) "PENSION PLANS" means all qualified and nonqualified pension plans sponsored by the Company or any of its Subsidiaries, other than this Plan, the Viad Corp Capital Accumulation Plan, and the Viad Corp Employees' Stock Ownership Plan. For Eligible Employees whose Credited Service, determined under Schedule B, includes any period of employment with the Armour & Company controlled group, Pension Plan also means the Armour and Company Salaried Employees' Pension Plan (as it existed when terminated effective December 31, 1983) and any benefit comparability payment payable to such an Eligible Employee shall be treated as a monthly pension benefit payable from a Pension Plan for purposes of
         Article 6.

(i)      "PLAN" means this Viad Corp Supplemental Pension Plan, as amended.

(j) "PRIMARY SOCIAL SECURITY BENEFIT" means the annual amount available to the Eligible Employee at age 65 (or at the time of his or her retirement, if later), as determined without regard to any increase in the wage base or benefit levels after December 31, 1997 under the provisions of Title II of the Social Security Act in effect on December 31, 1997, subject to any additional rules of VCRIP (and any predecessor plan) for calculating this amount. Notwithstanding the foregoing, for purposes of Schedule B', the Eligible Employee's Primary Social Security Benefit shall be determined based on the wage base and benefit levels as of the Eligible Employee's termination of employment under the provisions of Title II of the Social Security Act in effect on that date, rather than December 31, 1997, but still subject to any additional rules of VCRIP (and any predecessor plan) for calculating this amount.

(k) "SCHEDULE OF BENEFITS" means each schedule attached hereto and made a part of this Plan providing for benefits to Eligible Employees listed in the corresponding Exhibit carrying the same letter designation.

(l)      "SUBSIDIARY" means any subsidiary or affiliate of the Company.

(m)      "VCRIP" means the Viad Corp Retirement Income Plan, as amended.

ARTICLE 3. PARTICIPATION

An employee of the Company (or any of its Subsidiaries) may become eligible to participate in the Plan (an "Eligible Employee") when approved by the Board of Directors of the Company (or a committee thereof), or by the Chief Executive Officer of the Company, as specifically designated in each Schedule of Benefits. An employee of the Company, who is determined to be entitled to benefits solely under Schedule E, shall be deemed to have been designated an Eligible Employee (under that Schedule) by the Board of Directors of the Company. A list of Eligible Employees with respect to each Schedule of Benefits, other than Schedule E, is correspondingly denominated and attached as an Exhibit to the Plan and each such Exhibit shall be periodically updated.

ARTICLE 4. FUNDING

No fund shall be established to provide for the payment of benefits under the Plan. No trust, other than one which will not cause the Plan to be "funded" under current Internal Revenue Service and U.S. Department of Labor regulations and rulings, shall be created. Any rights of an Eligible Employee or any other person claiming by or through him or her shall be those of a general creditor of the Company only. The Company may create book reserves or take such other steps as it deems appropriate to provide for its expected liabilities under the Plan.

ARTICLE 5. CATEGORIES OF BENEFIT PAYMENTS TO ELIGIBLE EMPLOYEES

Benefits shall be payable by the Company in accordance with the terms and conditions of the Plan and as described in each Schedule of Benefits to the Eligible Employees described in each such Schedule of Benefits and its corresponding Exhibit.

ARTICLE 6. RETIREMENT BENEFITS

Except, as otherwise expressly provided in the Plan or in a Schedule of Benefits, the Plan shall make monthly payments to an Eligible Employee at the same time such Eligible Employee receives or would be deemed to receive under any Schedule of Benefits his or her pension benefits under the Pension Plans (herein, and in any Schedule of Benefits, referred to for the purposes of the Plan as "the time of his or her retirement"), but in no event shall monthly payments begin before such Eligible Employee has attained the age of 55 and has actually left the employ of the Company and its Subsidiaries. Unless otherwise expressly stated in a Schedule of Benefits, such monthly payments shall be equal to the amount by which the sum of the monthly pension benefits payable to the Eligible Employee from Pension Plans is less than the aggregate amount(s) determined under the applicable Schedule(s) of Benefits. In making this determination, the amount(s) from such Pension Plans shall be determined prior to the election of any payment options (such as joint and survivor elections). In addition, when an Eligible Employee is a participant in more than one Pension Plan and benefits under any one of such Pension Plans are not available immediately on account of early retirement eligibility provisions, then, for the purposes of the Plan, such benefits shall be taken into account as though payable immediately on an actuarially equivalent basis, as reasonably determined by the Committee in its sole discretion. Similarly, for purposes of determining monthly amounts payable from this Plan, if an Eligible Employee commenced or received a distribution of benefits from one or more Pension Plans before benefits are payable under this Plan, such distributed benefits shall be taken into account for purposes of this paragraph as though they had not been previously distributed, adjusted on an actuarially equivalent basis, using the factors in effect under such Pension Plans for adjusting payment forms when the benefits commenced or were paid.

ARTICLE 7.         FINAL AVERAGE EARNINGS

(a) GENERAL RULES. Final Average Earnings means, except as further modified by subsection (b), the five-year average of the Eligible Employee's last 60 months of base salary, sales commissions and overtime plus fifty percent (50%) of the MIPs earned and paid during that period. If the Eligible Employee's period of employment is less than 60 months, the number of actual months of the Eligible Employee's period of employment with the Company and its Subsidiaries shall be used to determine Final Average Earnings. Notwithstanding the foregoing, if the Eligible Employee received salary for less than 15 days in a calendar month, the salary and overtime for that month shall not count and that month shall not count among the months to be averaged in determining Final Average Earnings. For purposes of determining Final Average Earnings of a Disabled Participant (as defined in VCRIP), the Eligible Employee's base salary and overtime plus fifty percent (50%) of the MIPs paid during the 12-month period preceding the date that the individual became a Disabled Participant shall be deemed to continue during the period for which the Disabled Participant continues to be credited with Service under VCRIP. Final Average Earnings shall be determined under this Plan without regard to any limitations under Internal Revenue Code Section401(a)(17) on the amount of annual compensation that may be taken into account under qualified plans.

(b) SPECIAL ADJUSTMENTS. Notwithstanding the foregoing, the following additional rules shall apply in determining Final Average Earnings under the Schedules specified:

         (1) For an Eligible Employee covered by Schedule B, B', C, D and/or E (but not F), Final Average Earnings shall include MIPs that would otherwise be included but for the fact the bonus was deferred.

         (2) For an Eligible Employee covered by Schedule B or C, but not Schedule D, fifty percent (50%) of the MIPs awarded (whether paid or deferred) for the five (5) calendar years in which the MIPs were the highest, rather than fifty percent (50%) of the MIPs awarded for the last five (5) years or shorter period of employment, shall be used in determining the Eligible Employee's Final Average Earnings.

         (3) For an Eligible Employee covered by both Schedule B and Schedule D, one hundred percent (100%) of the MIPs awarded (whether paid or deferred) for the five (5) calendar years in which the MIPs were the highest, rather than fifty percent (50%) of the MIPs awarded for the last five (5) years or shorter period of employment, shall be used in determining the Eligible Employee's Final Average Earnings.

         (4) For an Eligible Employee covered by Schedule B', one hundred percent (100%) of the MIPs awarded (whether paid or deferred) for the five (5) calendar years in which the MIPs were the highest, rather than fifty percent (50%) of the MIPs awarded for the last five (5) years or shorter period of employment, shall be used in determining the Eligible Employee's Final Average Earnings.

         (5) For an Eligible Employee covered by Schedule D, but not Schedule B, one hundred percent (100%), rather than fifty percent (50%), of the MIPs awarded (whether paid or deferred) for the last five (5) calendar years or shorter period of employment shall be used in determining the Eligible Employee's Final Average Earnings.

         (6) An Eligible Employee's Final Average Earnings at December 31, 1997, used to determine the Pre-1998 Benefit under Schedules B, D and F and also used in place of Average Monthly Compensation at December 31, 1997 under Schedule C, is the five (5) year average of the Eligible Employee's base salary and overtime from 1993 through 1997 and:

                  (A) For Schedules B and C, one hundred percent (100%) of the MIPs awarded (whether paid or deferred) in the five calendar years through 1997 in which the MIPs were the highest;

                  (B) For Schedule D, one hundred percent (100%) of the MIP bonuses awarded (whether paid or deferred) in the five calendar year period from 1993 through 1997; and

                  (C) For Schedule F, one hundred percent (100%) of the MIPs earned and paid in the five calendar year period from 1993 through 1997.

                 If the Eligible Employee's period of employment is less than 60 months as of December 31, 1997, the number of actual months of the Eligible Employee's period of employment from 1993 through 1997 with the Company and its Subsidiaries shall be used to determine Final Average Earnings.

         (7) An Eligible Employee's Final Average Earnings at December 31, 1988 used to determine the Pre-1998 Benefit under Schedules D and F shall be determined using only base salary, and no overtime or MIPs, through 1988.

         (8) For all Schedules, any deferrals included in Final Average Earnings shall only be counted once in calculating such Final Average Earnings.

ARTICLE 8. OPTIONAL FORMS

If any pension benefit is payable to an Eligible Employee from a Pension Plan, and an optional form of payment is elected under that Pension Plan, then a similar election will be deemed made under the Plan. If two or more such pensions are payable from such other Pension Plans, then the option selected from the Pension Plan generating the largest monthly pension payment (include the beneficiary designation in connection with such option and benefits, if applicable) shall prevail for the purposes of the Plan. Notwithstanding the foregoing, no lump sum distributions shall occur or be permitted hereunder except as provided under Article 13 or, with respect to an Eligible Employee who has only a Cash Accumulation Benefit (as defined in VCRIP) under VCRIP and has elected to receive that benefit as a lump sum, as provided under Schedules C and
E. Except as otherwise provided in Schedule E, if the Eligible Employee has both a Cash Accumulation Benefit and a

Grandfathered Benefit (as defined in VCRIP), the benefit under this Plan shall be paid in the same payment form as the Grandfathered Benefit is paid.

ARTICLE 9. LISTING OF ELIGIBLE EMPLOYEES

A listing of Eligible Employees shall be maintained in the form of the Exhibits to the Plan. Exhibit A shall contain those covered under Schedule A, and so on for B, B', C, D, and F. If an employee is incorrectly included or excluded from an Exhibit, actual entitlement to participation and benefits under the Plan shall be reasonably determined by the Committee in its sole discretion.

ARTICLE 10. SURVIVOR'S BENEFIT

(a) ELIGIBILITY. If while covered by this program, for purposes other than a terminated vested benefit, an Eligible Employee dies before benefits have commenced and if on the date of his or her death such Eligible
         Employee:

         (1) Was covered by one or more Schedule of Benefits and has 5 or more years of service; or

         (2)      Was 55 years of age or older;

         then his or her Eligible Spouse (if any), as defined in the VCRIP, shall be entitled to a survivor's benefit.

(b) AMOUNT. This survivor's benefit shall be calculated by assuming that the Eligible Employee:

         (1) Was 55 years of age (or his actual age if older) on the date of death;

         (2) Retired on the first day of the month following his or her death; and

         (3)      Elected a Single Life Annuity.

         The Eligible Spouse will be entitled to receive 1/2 of this benefit which shall be further reduced by 1/6 of 1% for each month the Eligible Spouse is more than 60 months younger than the Eligible Employee.

         The survivor's benefit under this Article 10 shall be reduced by any spousal survivor's benefit payable from Pension Plans when such benefit becomes payable, as reasonably determined by the Committee in its sole discretion.

ARTICLE 11. VESTING

In addition to all the terms and conditions of the Plan, no Eligible Employee or beneficiary shall be entitled to a benefit under the Plan unless such Eligible Employee has actually attained fully vested status in VCRIP, as reasonably determined by the Committee in its sole discretion. Notwithstanding any other provision hereof, any Eligible Employee hereunder who has accumulated five years of service with the Company and its Subsidiaries taken as a whole, ignoring breaks in service, shall be fully vested and entitled to benefits hereunder.

ARTICLE 12. NON-COMPETE AND FORFEITURE PROVISIONS

Notwithstanding any other provision in this Plan to the contrary, from and after January 1, 2000, an Eligible Employee's right to receive a benefit or future benefits under this Plan shall be governed by the following provisions:

(a) The right shall be conditioned upon certification by the Eligible Employee prior to their receipt of any future benefits under this Plan that the Eligible Employee has read and understands the non-compete and forfeiture provisions set forth in this Article 12, and that the Eligible Employee has no intent to engage in any activity or provide any services which are contrary to the spirit and intent of these provisions. The Eligible Employee's failure to so certify shall not constitute a waiver on the part of the Company as to the enforceability of these provisions under Article 12.

(b) In order to better protect the goodwill of the Company and its Subsidiaries and to prevent the disclosure of the Company's or its Subsidiaries' trade secrets and confidential information and thereby help insure the long-term success of the business, the Eligible Employee, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of the Eligible Employee's termination of employment with the Company, or its Subsidiaries, in connection with the manufacture, development, advertising, promotion, design, or sale or any other activity in furtherance of any business enterprise, service or product which is the same as or similar to or competitive with or in any way adverse to any services or products or other activities of the Company or its Subsidiaries (including both existing services or products as well as services or products known to the Eligible Employee, as a consequence of the Eligible Employee's employment with the Company or one of its Subsidiaries, to be in development):

         (1) With respect to which the Eligible Employee's work has been directly concerned at any time preceding termination of employment with the Company or any of its Subsidiaries, or

         (2) With respect to which during that period of time the Eligible Employee, as a consequence of the Eligible Employee's job performance and duties, acquired knowledge of the trade secrets or other confidential information of the Company or its Subsidiaries.

          For purposes of this Article 12, it shall be conclusively presumed that the Eligible Employee has knowledge of information he or she was directly exposed to through actual receipt or review of memoranda or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c) If, at any time during the two (2) year period after the Eligible Employee's termination of employment from the Company or any of its Subsidiaries, the Eligible Employee engages in any conduct described in subsection (b) above, then the amount of any payments made to the Eligible Employee from the Plan during that period (without regard to tax effects) shall be paid by the Eligible Employee to the Company. The Eligible Employee consents to the deduction from any amounts the Company or any of its Subsidiaries owes the Eligible Employee from time to time to the extent of the amount the Eligible Employee owes the Company hereunder.

ARTICLE 13. CHANGE OF CONTROL

Upon a Change of Control, the provisions of this paragraph shall apply and override any contrary provisions of this Plan or any Schedule. For purposes of this Article 13, "Change of Control" shall have the meaning specified in Section 3(a) of the Trust Agreement for the Viad Corp Executives' Deferred Compensation and Benefit Security Trust.

Upon a Change of Control, all Plan benefits of each Eligible Employee who is an active Employee of the Company (or any of its Subsidiaries) and who is covered by Schedule B or Schedule B' as of the date of the Change of Control shall be immediately determined, based on the facts in existence as of the date of the Change of Control and without regard to Article 12. The Plan benefits so determined shall be fully vested and paid to each such Eligible Employee in an actuarially equivalent single sum as soon as practicable following the Change of Control; provided, however, that such immediate vesting and payment shall not be made if an acquiring entity has a credit rating from Standard & Poors Corporation on its longer term unsecured debt obligations of single "A" or better. The determination of "actuarially equivalent" shall be made in accordance with generally accepted actuarial methods using:

(a) For the interest rate, the annual rate of interest on 30-year Treasury securities for the month of November preceding the calendar year in which the benefit is distributed, and

(b) For the mortality basis, the rates prescribed by the 1983 Group Annuity Mortality Table with a fixed blend of 50 percent male mortality rates and 50 percent female mortality rates (commonly referred to as the '83 GATT Table).

ARTICLE 14. ADMINISTRATION, MODIFICATION, AND
TERMINATION OF THE PLAN

The Board of Directors of the Company may terminate the Plan or any Schedule of Benefits at any time. Any amounts vested under the Plan prior to any such termination shall continue to be subject to the terms and conditions in effect under the Plan when the Plan is terminated. The Plan may be amended at any time or from time to time by the Board of Directors of the Company; provided, however, that no amendment shall have the effect of retroactively reducing benefits earned up to the date that the amendment is adopted. The Company shall have full power and authority to interpret and administer the Plan, to promulgate rules of Plan administration, to adopt a claims procedure, to conclusively settle any disputes as to rights or benefits arising from the Plan, and to make such decisions or take such actions as the Company, in its sole discretion, reasonably deems necessary or advisable to aid in the proper administration and maintenance of the Plan.

ARTICLE 15. TAX WITHHOLDING

Any federal, state or local taxes, including FICA tax amounts, required by law to be withheld with respect to benefits earned and vested under this Plan or any other compensation arrangement may be withheld from the Eligible Employee's benefit, salary, wages or other amounts paid by the Company and reasonably available for withholding. Prior to making or authorizing any benefit payment under this Plan, the Company may require such documents from any taxing authority, or may require such indemnities or a surety bond from any Eligible Employee or beneficiary, as the Company shall reasonably consider necessary for its protection.

ARTICLE 16. MISCELLANEOUS

The Plan, and any determination made by the Committee or the Company in connection therewith, shall be binding upon each Eligible Employee, his or her beneficiary or beneficiaries, heirs, executors, administrators, successors and assigns. Notwithstanding the foregoing sentence, no benefit under the Plan may be sold, assigned, transferred, conveyed, hypothecated, encumbered, anticipated or otherwise disposed of, and any attempt to do so shall be void. No such benefit payment shall be, prior to actual receipt thereof by the Eligible Employee, or his or her beneficiary or beneficiaries, as the case may be, in any manner subject to the debts, contracts, liabilities or engagements of such Eligible Employee or beneficiary(ies). The Plan shall not constitute, nor be deemed to constitute, a contract of employment between the Company, or any of its Subsidiaries, and any Eligible Employee, nor shall any provision hereof restrict the right of the Company or any of its Subsidiaries to discharge any Eligible Employee from his or her employment, with or without cause. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect any other provision, but this Plan shall be construed in all respects as if such invalid provision were omitted.

ARTICLE 17. APPLICABLE LAW

This Plan shall be construed in accordance with and governed by the laws of the State of Arizona to the extent not superseded by the laws of the United States of America.

SCHEDULE A.

1.        GENERAL RULES
Benefits payable under this Schedule of Benefits are in lieu of, not in addition to, any other benefit provided for in this Plan. It is the intent of the Company that:

(a) Benefits shall be payable under this Schedule of Benefits only if it generates the largest monthly benefits when compared to other benefits to which the Eligible Employee is otherwise entitled under the Plan, and

(b) Benefits payable under this Schedule of Benefits shall be the only benefits payable to an Eligible Employee under the Plan.

The provisions of this Schedule A shall not be construed to modify or limit the provisions of any other Schedule of Benefits to the extent such other Schedule of Benefits deems certain facts to be true for the purposes of the Plan.

Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company who are selected by the Board of Directors for inclusion under this Schedule of Benefits. The amount used under this Schedule of Benefits to determine the monthly benefit payable to any Eligible Employee under Article 6 is the Schedule A Benefit.

2. SCHEDULE A BENEFIT
For purposes of this Schedule A, the Schedule A Benefit is the monthly benefit of the designated Eligible Employee as determined from the following table:


ELIGIBLE EMPLOYEE                        MONTHLY BENEFIT
-------------------------------------------------------------------------------
J. Grimm                                 $  5,718.09
F. Nageotte                              $ 22,769.03
-------------------------------------------------------------------------------

The Schedule A Benefit is the net monthly benefit payable to the Eligible Employee under this Plan. Notwithstanding any provision of Article 6 to the contrary, the Schedule A Benefit is not offset by amounts payable to the Eligible Employee under any other Pension Plan.

3. NO REDUCTION FOR EARLY RETIREMENT
The Schedule A Benefit shall be payable on the later of the first day of the month following termination of employment or the first day of the month following the month in which the participant attains age 55. The benefit shall not be subject to any reduction resulting from the Eligible Employee's election to retire prior to his or her normal retirement date.

4. UNREDUCED PAYMENT FORM
If the Eligible Employee is married on the date of his or her retirement, the benefit shall be paid in the form of a joint and 50% survivor annuity and shall not be reduced to reflect such form of payment.

If the Eligible Employee elects any other optional form of payment under the VCRIP then the reduction in such optional form of benefit shall be based on the unreduced joint and 50% survivor annuity benefit.

Eligible Employees under this Schedule are listed on Exhibit A to this Plan.

SCHEDULE B.

1. GENERAL RULES
Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company or any of its Subsidiaries, who are selected by the Chief Executive Officer of the Company. The annual amount under this Schedule of Benefits used to determine the monthly benefit (one-twelfth of the annual amount) payable to an Eligible Employee under Article 6 is the sum of the Eligible Employee's Post-1997 Benefit and the Eligible Employee's Pre-1998 Benefit. In determining an Eligible Employee's Post-1997 Benefit and Pre-1998 Benefit under this Schedule B, Credited Service shall include, in addition to employment counted under Article 2(c), the Eligible Employee's period of employment, determined on an elapsed time basis, with the Armour & Company controlled group before it merged with the Company.

2. POST-1997 BENEFIT
For purposes of this Schedule B, the Post-1997 Benefit is the sum of (a) and
(b), multiplied by the Eligible Employee's Credited Service for periods after 1997, where:

(a) Is 1.15 percent of the Eligible Employee's Final Average Earnings up to Covered Compensation.

(b) Is 1.70 percent of the excess, if any, of the Eligible Employee's Final Average Earnings over Covered Compensation.

An Eligible Employee's Credited Service under this section 2 shall be limited to 30 years minus any Credited Service taken into account for purposes of any calculation under section 3.

3. PRE-1998 BENEFIT
For purposes of this Schedule B, the Pre-1998 Benefit is (b) subtracted from
(a), with the resulting difference multiplied by (c), where:



(a) Is 1.834 percent of the Eligible Employee's Final Average Earnings at December 31, 1997, multiplied by the Eligible Employee's Credited Service through December 31, 1997.

(b) Is 1.667 percent of the Primary Social Security Benefit, multiplied by the Eligible Employee's Credited Service through December 31, 1997.

(c) Is a fraction (not less than one) whose numerator is the Eligible Employee's Final Average Earnings at termination of employment and whose denominator is the Eligible Employee's Final Average Earnings at December 31, 1997.

4. REDUCTION IN MONTHLY AMOUNT FOR COMMENCEMENT BEFORE AGE 60
The monthly amount determined under this Schedule of Benefits shall be subject to no reduction if the Eligible Employee commences benefits on or following his or her 60th birthday; and a reduction of one-quarter (1/4) of one percent for each month benefit commencement precedes his or her 60th birthday. In no event, however, may an Eligible Employee commence benefits prior to his or her 55th birthday.

5. UNREDUCED PAYMENT FORM
If the Eligible Employee is married on the date of his or her retirement, the benefit shall be paid in the form of a joint and 50% survivor annuity and shall not be reduced to reflect such form of payment.

If the Eligible Employee elects any other optional form of payment under the VCRIP, the reduction in such optional form of benefits as applied under this Schedule of Benefits shall be based on an unreduced joint and 50% survivor annuity benefit.

Eligible Employees under this Schedule B are listed on Exhibit B to the Plan.

SCHEDULE B'.

1. GENERAL RULES

Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company who are selected by the Board of Directors of the Company. The annual amount under this Schedule of Benefits used to determine the monthly benefit (one-twelfth of the annual amount) payable to an Eligible Employee under Article 6 is the greater of the Basic Benefit or the Age 58 or Later Benefit.

2. BASIC BENEFIT

For purposes of this Schedule B', the Basic Benefit is the difference when (b) is subtracted from (a), where:

(a) Is 1.834 percent of the Eligible Employee's Final Average Earnings, multiplied by the Eligible Employee's Credited Service.

(b) Is 1.667 percent of the Primary Social Security Benefit, multiplied by the Eligible Employee's Credited Service.

The Basic Benefit determined under this section shall be subject to no reduction if the Eligible Employee commences benefits on or following his or her 60th birthday and a reduction of one-quarter (1/4) of one percent for each month benefit commencement precedes his or her 60th birthday. In no event, however, may an Eligible Employee commence benefits prior to his or her 55th birthday.

3. AGE 58 OR LATER BENEFIT

If the Eligible Employee is actively employed by the Company at such time as the Eligible Employee attains age 58 and continues to be actively employed upon the attainment of the ages shown in Table A below, then, for purposes of this Schedule B', the Age 58 or Later Benefit is a monthly pension based on the amount derived from Table A below, offset by the amounts derived from Table B below.

TABLE A


UPON ATTAINMENT OF THE FOLLOWING AGES               THE FOLLOWING PERCENTAGE OF FINAL AVERAGE EARNINGS:
-------------------------------------------------------------------------------------------------------
58                                                    30%
59                                                    40%
60                                                    50%
61                                                    52%
62                                                    54%
63                                                    56%
64                                                    58%
65                                                    60%
--------------------------------------------------------------------------------------------------------

The above percentages of Final Average Earnings shall be attained only upon the Eligible Employee's birthday without any interpolation for retirements between birthdays.

TABLE B

-----------------------------------------------------------------------------------------------------------------
UPON RETIREMENT AT THE FOLLOWING       THE FOLLOWING MONTHLY
AGES:                                  OFFSET:
-----------------------------------------------------------------------------------------------------------------
58                                     $2,706                        And any and all special retirement benefits
59                                     $2,912                        paid pursuant to any Change of Control
60                                     $3,130                        provisions set forth in any agreements by and
61                                     $3,173                        between the Eligible Employee and Viad Corp
62                                     $3,216                        (including the Executive Severance Agreement
63                                     $3,257                        Entered into in January 1997) as such
64                                     $3,295                        provisions enhance retirement benefits.
65                                     $3,327
-----------------------------------------------------------------------------------------------------------------

4. CHANGE OF CONTROL

In the event of a Change of Control, the Eligible Employee will receive a retirement benefit equal to the greater of the retirement benefit calculated:

(a) Pursuant to the Change of Control provisions set forth in any agreements by and between Eligible Employee and Viad Corp (including the Executive Severance Agreement entered into on January 1, 1997), or

(b)      By using this Schedule B' as described above.

5. UNREDUCED PAYMENT FORM

If the Eligible Employee is married on the date of his or her retirement, the benefit shall be paid in the form of a joint and 50% survivor annuity and shall not be reduced to reflect such form of payment.

If the Eligible Employee elects any other optional form of payment under the VCRIP, then the reduction in such optional form of benefits shall be based on unreduced joint and 50% survivor annuity benefit.

Eligible Employees under this Schedule B' are listed on Exhibit B' to the Plan.

SCHEDULE C.

1. GENERAL RULES
Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company or any of its Subsidiaries, who are selected by the Chief Executive Officer of the Company. The annual amount under this Schedule of Benefit used to determine the monthly benefit (one-twelfth of the annual amount) payable to an Eligible Employee under Article 6 shall be the Transferred Employee Benefit.

2. TRANSFERRED EMPLOYEE BENEFIT
For purposes of this Schedule C, the Transferred Employee Benefit is a monthly pension based on the rules of VCRIP for the Eligible Employee applicable at the time of his or her retirement, including any reductions for early retirement. For purposes of determining the monthly pension attributable to service prior to January 1, 2001, the benefit shall be deemed to have accrued under the Amended and Restated Appendix Prior Plan: Greyhound Employees' Retirement Income Plan of the Predecessor Plan Document using one-twelfth of Final Average Earnings, as defined in Article 7, in place of Average Monthly Compensation.

For purposes of determining an Eligible Employee's monthly pension under this Schedule C based on the Cash Accumulation Formula of VCRIP, Compensation shall be as defined under VCRIP with the following modifications:


(a) Compensation under this Schedule of Benefits shall be determined without regard to the annual limit on compensation that may be taken into account under a qualified plan pursuant to Internal Revenue Code Section 401(a)(17).

(b) Compensation under this Schedule of Benefits shall include MIPs that would otherwise be included but for the fact the bonus was deferred. Such MIPs shall be counted as Compensation in the year awarded and deferred and shall not be counted again in the year paid.

3. UNREDUCED PAYMENT FORM
If the Eligible Employee is married on the date of his or her retirement, the benefit shall be paid in the form of a joint and 50% survivor annuity and shall not be reduced to reflect such form of payment.

If the Eligible Employee elects any other optional form of payment under the VCRIP, the reduction in such optional form of benefits as applied under this Schedule of Benefits shall be based on an unreduced joint and 50% survivor annuity benefit.

Eligible Employees under this Schedule C are listed on Exhibit C to the Plan.

SCHEDULE D.

1. GENERAL RULES

Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company or any of its Subsidiaries, who are selected by the Chief Executive Officer of the Company. The following rules shall be used to determine the annual amount used to compute the monthly benefit (one-twelfth of the annual amount) payable to an Eligible Employee under Article 6:

(a) If the Eligible Employee is covered only under this Schedule D, the monthly amount determined under section 3 of this Schedule.

(b) If the Eligible Employee is covered under Schedule B as well as this Schedule D, then the monthly amount shall be determined under Schedule B; provided, however, that in determining the Eligible Employee's Final Average Earnings, the special adjustments applicable to Eligible Employees covered by this Schedule D, as further specified in Article 7(b), shall be made.

2. EMPLOYEES ELIGIBLE FOR COVERAGE UNDER SCHEDULE D
For purposes of this Schedule D, Eligible Employees shall be defined to mean only those employees selected by the Chief Executive Office of the Company:

(a) Who are eligible to receive awards under the Management Incentive Plan, or its predecessor or successor plan, and

(b)      Who either:

         (1)      Were age 55 or older on or before December 31, 1997, or

         (2) Received letters dated October 4, 2000 from the Company's Vice President - Human Resources indicating that 100% of their MIPs would be used in determining Final Average Earnings.

Coverage of an Eligible Employee under this Schedule D neither requires nor precludes the Eligible Employee's coverage under another Schedule of Benefits. However, coverage under this Schedule D also does not provide duplication of benefits for an Eligible Employee who, in addition to being covered under this Schedule D is covered under another Schedule of Benefits.

3. ELIGIBLE EMPLOYEES COVERED ONLY BY SCHEDULE D
The annual amount computed under this Schedule of Benefits for use in determining the monthly benefit (one-twelfth of the annual amount) payable to an Eligible Employee under Article 6 is the sum of the Eligible Employee's Post-1997 Benefit and the Eligible Employee's Pre-1998 Benefit.

(a)      For purposes of this Schedule D, the Post-1997 Benefit is the sum of
         (1) and (2), multiplied by the Eligible Employee's Credited Service for periods after 1997, where:

         (1) Is 1.15 percent of the Eligible Employee's Final Average Earnings up to Covered Compensation.

         (2) Is 1.70 percent of the excess, if any, of the Eligible Employee's Final Average Earnings over Covered Compensation.

         An Eligible Employee's Credited Service under this subsection (a) shall be limited to 30 years minus any Credited Service taken into account for purposes of any calculation under subsection (b).

(b)      For purposes of this Schedule D, the Pre-1998 Benefit is the sum of
         (1), (2), and (3), together multiplied by (4), where:

         (1) Is 1.25 percent of Eligible Employee's Final Average Earnings at December 31, 1997 up to Covered Compensation at December 31, 1997, multiplied by the Eligible Employee's Credited Service for the period from January 1, 1989 through December 31, 1997.

         (2) Is 1.75 percent of the excess, if any, of the Eligible Employee's Final Average Earnings at December 31, 1997 over Covered Compensation at December 31, 1997, multiplied by the Eligible Employee's Credited Service for the period from January 1, 1989 through December 31, 1997.

         (3) Is the Eligible Employee's accrued benefit as of December 31, 1988, if any, determined in accordance with the terms of VCRIP as in effect immediately prior to January 1, 1989, multiplied by a fraction (not less than one), the numerator of which is the Eligible Employee's Final Average Earnings at December 31, 1997, and the denominator of which is the Eligible Employee's Final Average Earnings at December 31, 1988.

         (4) Is a fraction (not less than one) whose numerator is the Eligible Employee's Final Average Earnings at termination of employment and whose denominator is the Eligible Employee's Final Average Earnings at December 31, 1997.

4. REDUCTION IN MONTHLY AMOUNT FOR COMMENCEMENT BEFORE AGE 65
The monthly amount determined under this Schedule of Benefits shall be subject to a reduction of one-third (1/3) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. In no event, however, may an Eligible Employee commence benefits prior to his or her 55th birthday.

Eligible Employees under this Schedule D are listed on Exhibit D to the Plan.

SCHEDULE E.

1. GENERAL RULES
Employees of the Company who participate in the VCRIP automatically become Eligible Employees under this Schedule E if their benefits under the VCRIP are limited by Internal Revenue Code Section401(a)(17) or Section415. The Company shall administratively identify the Eligible Employees under this Schedule E, based on the effect of such Internal Revenue Code provisions on their VCRIP benefits. Designation as an Eligible Employee under this Schedule E shall not require separate approval of the Board of Directors or the Chief Executive Officer of the Company.

Coverage of an Eligible Employee under this Schedule E neither requires nor precludes the Eligible Employee's coverage under another Schedule of Benefits. However, coverage under this Schedule E also does not provide duplication of benefits for an Eligible Employee who, in addition to being covered under this Schedule E, is covered under another Schedule of Benefits. The Company may determine and communicate an Eligible Employee's aggregate benefit under this Plan by considering this Schedule E together with any other Schedule of Benefits that happens to cover the Eligible Employee. Subject to the foregoing, the amount of benefit attributable to this Schedule E and payable to an Eligible Employee pursuant to Article 6 shall be the Restoration Benefit.

2. RESTORATION BENEFIT
For purposes of this Schedule E, the Restoration Benefit is a monthly pension based on the rules of VCRIP applicable to the Eligible Employee at the time of his or her retirement, including any reductions for early retirement, but using one-twelfth of Final Average Earnings, as defined in Article 7, in place of Average Monthly Compensation and using one-twelfth of Final Average Earnings determined as of December 31, 2000, for purposes of calculating the Grandfathered Benefit. For purposes of this Schedule of Benefits, Compensation shall be determined without regard to the annual limit on compensation that may be taken into account under a qualified plan pursuant to Internal Revenue Code Section401(a)(17) and shall include MIPs that would otherwise have been included but for the fact that the bonus was deferred. Notwithstanding the foregoing, any MIPs included in Compensation shall only be counted once. In addition, the monthly pension shall be determined under this section without regard to the limitations set forth in Internal Revenue Code Section415 and applicable to qualified plans.

Notwithstanding any Plan provision to the contrary, if the Eligible Employee's Restoration Benefit is solely attributable to Service (as defined in VCRIP) after December 31, 2000, then the Eligible Employee's benefit under this Schedule shall be paid in the same payment form as the Eligible Employee elected to receive his or her Cash Accumulation Benefit under VCRIP.

SCHEDULE F.

1. GENERAL RULES
Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company who are selected by the Chief Executive Officer of the Company. The annual amount used under this Schedule of Benefits to determine the monthly benefit (one-twelfth of the annual amount) payable to an Eligible Employee under Article 6 is the sum of the Eligible Employee's Post-1997 Benefit and the Eligible Employee's Pre-1998 Benefit.

2. POST-1997 BENEFIT
For purposes of this Schedule F, the Post-1997 Benefit is the sum of (a) and
(b), multiplied by the Eligible Employee's Credited Service for periods after 1997, where:

(a) Is 1.15 percent of the Eligible Employee's Final Average Earnings up to Covered Compensation.

(b) Is 1.70 percent of the excess, if any, of the Eligible Employee's Final Average Earnings over Covered Compensation.

An Eligible Employee's Credited Service under this section 2 shall be limited to 30 years minus any Credited Service taken into account for purposes of any calculation under section 3.

3. PRE-1998 BENEFIT

For purposes of this Schedule F, the Pre-1998 Benefit is the sum of (a), (b), and (c), together multiplied by (d), where:

(a) Is 1.25 percent of Eligible Employee's Final Average Earnings at December 31, 1997 up to Covered Compensation at December 31, 1997, multiplied by the Eligible Employee's Credited Service for the period from January 1, 1989 through December 31, 1997.

(b) Is 1.75 percent of the excess, if any, of the Eligible Employee's Final Average Earnings at December 31, 1997 over Covered Compensation at December 31, 1997, multiplied by the Eligible Employee's Credited Service for the period from January 1, 1989 through December 31, 1997.

(c) Is the Eligible Employee's accrued benefit as of December 31, 1988, if any, determined in accordance with the terms of VCRIP as in effect immediately prior to January 1, 1989, multiplied by a fraction (not less than one), the numerator of which is the Eligible Employee's Final Average Earnings at December 31, 1997, and the denominator of which is the Eligible Employee's Final Average Earnings at December 31, 1988.

(d) Is a fraction (not less than one) whose numerator is the Eligible Employee's Final Average Earnings at termination of employment and whose denominator is the Eligible Employee's Final Average Earnings at December 31, 1997.

4. REDUCTION IN MONTHLY AMOUNT FOR COMMENCEMENT BEFORE AGE 65
The monthly amount determined under this Schedule of Benefits shall be subject to a reduction of one-third (1/3) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. In no event, however, may an Eligible Employee commence benefits prior to his or her 55th birthday.

Eligible Employees under this Schedule F are listed on Exhibit F to the Plan.